S000012079 [Member] Investment Strategy - S000012079 [Member]	May 31, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of income-producing (dividend-paying) equity securities, which will consist primarily of common stocks but also may include preferred stocks and convertible securities. The Fund invests principally in securities of companies believed to be undervalued but also may invest in securities of companies believed to have the potential for long-term growth. The Fund may invest in companies that have market capitalizations of any size. The Fund may invest up to 20% of its net assets in debt instruments, including those that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high yield” investments or “junk” bonds).
The Fund may also invest up to 20% of its net assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts. The Fund may at times emphasize one or more sectors in selecting its investments. As of its most recent fiscal year end, the Fund had an investment emphasis in the financials and information technology sectors.